Exhibit 99.1

RHINO RESOURCE PARTNERS LP

INTRODUCTION TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On January 26, 2015, Rhino Energy WV LLC, a wholly owned subsidiary of Rhino Resource Partners LP (the “Partnership”), completed the closing of the transactions contemplated by the Membership Transfer Agreement (the “Transfer Agreement”), which was initially entered into on December 31, 2014, with Rhino Eastern JV Holding Company LLC, a wholly owned subsidiary of Patriot Coal Corporation (“Patriot”). The closing of the Transfer Agreement terminated the Rhino Eastern joint venture. Pursuant to the Transfer Agreement, Patriot sold and assigned its 49% membership interest in Rhino Eastern LLC to the Partnership and, in consideration of this transfer, Patriot received certain fixed assets, leased equipment and coal reserves associated with the mining area previously operated by Rhino Eastern LLC. Patriot also assumed substantially all of the active workforce related to the Eagle mining area that was previously employed by Rhino Eastern LLC. The Partnership retained approximately 34 million tons of coal reserves that are not related to the Eagle mining area as well as a prepaid advanced royalty balance of $6.3 million. As part of the closing of the Transfer Agreement, the Partnership and Patriot agreed to a dissolution payment based upon a final working capital adjustment calculation as defined in the Transfer Agreement.

The following unaudited pro forma consolidated financial statements and explanatory notes present how the consolidated financial statements of the Partnership would have appeared had the Transfer Agreement occurred as of September 30, 2014 (with respect to the balance sheet information presented) and had the Transfer Agreement occurred as of January 1, 2013 (with respect to the statements of operations information presented).

The unaudited pro forma consolidated financial statements have been derived from, and should be read together with, the retrospectively reclassified historical consolidated financial statements and the related notes of the Partnership as of December 31, 2013 and 2012 and for the three years in the period ended December 31, 2013 included in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2014, along with the historical consolidated financial statements and related notes included in its Form 10-Q for the nine months ended September 30, 2014.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and do not purport to represent what the results of operations or financial position of the Partnership would actually have been had the transactions described above occurred on the dates noted above, or to project the results of operations or financial position of the Partnership for any future periods. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable. The pro forma adjustments are directly attributable to the transaction. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made.

RHINO RESOURCE PARTNERS LP

PRO FORMA UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

AS OF SEPTEMBER 30, 2014

(in thousands)

	Rhino Resource	Pro Forma Adjustments
	Partners LP (Historical)	Rhino Eastern Transaction		Pro Forma Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$275			$275
Accounts receivable, net of allowance	22,209			22,209
Inventories	18,563			18,563
Advance royalties, current portion	323			323
Prepaid expenses and other	4,920			4,920
Total current assets	46,290	—		46,290
PROPERTY, PLANT AND EQUIPMENT:
At cost, incl. coal properties, mine development & construction costs	711,904	11,502	(1)	723,406
Less accumulated depreciation, depletion and amortization	(272,455)			(272,455)
Net property, plant & equipment	439,449	11,502		450,951
Advance royalties, net of current portion	6,224	6,300	(1)	,12,524
Investment in unconsolidated affiliates	24,844	(17,802	)(1)	7,042
Intangible assets, net	1,087			1,087
Other non-current assets	8,325			8,325
TOTAL	$526,219	$—		$526,219
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$13,240			$13,240
Accrued expenses and other	18,727			18,727
Current portion of long-term debt	410			410
Current portion of asset retirement obligations	1,011			1,011
Current portion of postretirement benefits	334			334
Total current liabilities	33,722	—		33,722
NON-CURRENT LIABILITIES:
Long-term debt, net of current portion	53,716			53,716
Asset retirement obligations, net of current portion	31,966			31,966
Other non-current liabilities	17,824			17,824
Postretirement benefits, net of current portion	5,957			5,957
Total non-current liabilities	109,463	—		109,463
Total liabilities	143,185	—		143,185
PARTNERS’ CAPITAL:
Limited partners	368,870			368,870
General partner	12,209			12,209
Accumulated other comprehensive income	1,955			1,955
Total partners’ capital	383,034	—		383,034
TOTAL	$526,219	$—		$526,219

RHINO RESOURCE PARTNERS LP

PRO FORMA UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

(in thousands)

	Rhino Resource	Pro Forma Adjustments
	Partners LP (Historical)	Rhino Eastern Transaction		Pro Forma Combined
REVENUES:
Coal sales	$150,403			$150,403
Freight and handling revenues	1,318			1,318
Other revenues	25,466			25,466
Total revenues	177,187	—		177,187
COSTS AND EXPENSES:
Cost of operations (exclusive of depreciation, depletion and amortization shown separately below)	145,686			145,686
Freight and handling costs	1,219			1,219
Depreciation, depletion and amortization	27,789			27,789
Selling, general and administrative (exclusive of depreciation, depletion and amortization shown separately above)	14,382			14,382
(Gain) loss on sale/acquisition of assets—net	(468)			(468)
Total costs and expenses	188,608	—		188,608
(LOSS) FROM OPERATIONS	(11,421)	—		(11,421)
INTEREST AND OTHER (EXPENSE)/INCOME:
Interest expense and other	(4,800)	159	(2)	(4,641)
Interest income and other	272			272
Equity in net (loss) of unconsolidated affiliates	(4,708)	4,626	(1)	(82)
Total interest and other (expense)	(9,236)	4,785		(4,451)
NET (LOSS) BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(20,657)	4,785
INCOME TAXES	—	—		—
NET (LOSS) FROM CONTINUING OPERATIONS	$(20,657)	$4,785		$(15,872)

General partner’s interest in net (loss) from continuing operations	$(413)	96	(3)	$(317)
Common unitholders’ interest in net (loss) from continuing operations	$(11,610)	2,678	(3)	$(8,932)
Subordinated unitholders’ interest in net (loss) from continuing operations	$(8,634)	2,011	(3)	$(6,623)
Net (loss) from continuing operations per limited partner unit, basic:
Common units	$(0.70)	0.16	(3)	$(0.54)
Subordinated units	$(0.70)	0.17	(3)	$(0.53)
Net (loss) from continuing operations per limited partner unit, diluted:
Common units	$(0.70)	0.16	(3)	$(0.54)
Subordinated units	$(0.70)	0.17	(3)	$(0.53)
Weighted average number of limited partner units outstanding, basic:
Common units	16,673			16,673
Subordinated units	12,397			12,397
Weighted average number of limited partner units outstanding, diluted:
Common units	16,673			16,673
Subordinated units	12,397			12,397

RHINO RESOURCE PARTNERS LP

PRO FORMA UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(in thousands)

	Rhino Resource	Pro Forma Adjustments
	Partners LP (Historical)	Rhino Eastern Transaction		Pro Forma Combined
REVENUES:
Coal sales	$236,601			$236,601
Freight and handling revenues	2,159			2,159
Other revenues	33,505			33,505
Total revenues	272,265	—		272,265
COSTS AND EXPENSES:
Cost of operations (exclusive of depreciation, depletion and amortization shown separately below)	199,705			199,705
Freight and handling costs	1,294			1,294
Depreciation, depletion and amortization	39,627			39,627
Selling, general and administrative (exclusive of depreciation, depletion and amortization shown separately above)	19,800			19,800
Asset impairment loss	1,667			1,667
(Gain) loss on sale/acquisition of assets—net	(10,359)			(10,359)
Total costs and expenses	251,734	—		251,734
INCOME FROM OPERATIONS	20,531	—		20,531
INTEREST AND OTHER INCOME (EXPENSE):
Interest expense and other	(7,898)	71	(2)	(7,827)
Interest income and other	207			207
Equity in net income (loss) of unconsolidated affiliates	(4,729)	4,268	(1)	(461)
Total interest and other income (expense)	(12,420)	4,339		(8,081)
INCOME BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	8,111	4,339		12,450
INCOME TAXES	—	—		—
NET INCOME FROM CONTINUING OPERATIONS	$8,111	$4,339		$12,450

General partner’s interest in net income from continuing operations	$162	87	(3)	$249
Common unitholders’ interest in net income from continuing operations	$4,448	2,431	(3)	$6,879
Subordinated unitholders’ interest in net income from continuing operations	$3,501	1,821	(3)	$5,322
Net income from continuing operations per limited partner unit, basic:
Common units	$0.29	0.15	(3)	$0.44
Subordinated units	$0.28	0.15	(3)	$0.43
Net income from continuing operations per limited partner unit, diluted:
Common units	$0.29	0.15	(3)	$0.44
Subordinated units	$0.28	0.15	(3)	$0.43
Weighted average number of limited partner units outstanding, basic:
Common units	15,751			15,751
Subordinated units	12,397			12,397
Weighted average number of limited partner units outstanding, diluted:
Common units	15,760			15,760
Subordinated units	12,397			12,397

Pro Forma Adjustments

Statement of Financial Position

(1)                                 Reflects the disposal of the Partnership’s investment in the Rhino Eastern joint venture and the estimated fair value of the prepaid advanced royalty balance and coal reserves retained by the Partnership. The balances of the assets retained by the Partnership are management’s best estimate of fair value since the studies to complete the fair value estimates of these assets has not been completed as of the filing date of this Form 8-K.

Statement of Operations

(1)                                 Reflects the adjustments to remove the Partnership’s proportionate share of the net loss of Rhino Eastern for the applicable periods.

(2)                                 The pro forma adjustment for interest expense relates to the cash contributions the Partnership made to Rhino Eastern during each applicable period. Assuming the Rhino Eastern transaction occurred on January 1, 2013, the Partnership would not have borrowed on its revolving credit facility to fund the capital contributions that were made to Rhino Eastern. The table below reflects the calculation for the change in interest expense for the nine months ended September 30, 2014 and the year ended December 31, 2013.

	For the year ended December 31, 2013	For the nine months ended September 30, 2014
	(in thousands, except interest rate amounts)	(in thousands, except interest rate amounts)
Contributions to Rhino Eastern	$2,270	$5,330
Interest rate	3.10%	2.95%
Pro forma adjustment for decrease in interest expense	$71	$159

(3)                                 For the nine months ended September 30, 2014 and the year ended December 31, 2013, the allocation of the change in pro forma net income to each applicable partners’ interest is based upon the method outlined in the Partnership’s second amended and restated agreement of limited partnership.  The pro forma adjustments for earnings per common and subordinated unit are based upon the pro forma adjustments for net income applicable to each limited partner class, divided by the weighted average number of units outstanding applicable to each partner class.